Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2016 and 2015

	4th Quarter
(in thousands, except per share data)	2016	2015	Change
Revenues
Oil, natural gas liquids and natural gas sales	$162,992	$167,751	$(4,759)
Gain (loss) on derivative instruments, net	(48,472)	25,048	(73,520)

Total revenues	114,520	192,799	(78,279)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	38,867	52,447	(13,580)
Production and ad valorem taxes	9,516	11,597	(2,081)
Depreciation, depletion and amortization	103,397	159,784	(56,387)
Asset impairment	40	825,918	(825,878)
Exploration	3,635	2,604	1,031
General and administrative (including non-cash stock based compensation of $5,148 and $870 for the three months ended Dec. 31, 2016, and 2015, respectively)	20,906	54,794	(33,888)
Accretion of discount on asset retirement obligations	1,580	1,729	(149)
(Gain) loss on sale of assets and other	5,175	(524)	5,699

Total operating costs and expenses	183,116	1,108,349	(925,233)

Operating Loss	(68,596)	(915,550)	846,954

Other Income (Expense)
Interest expense	(9,041)	(10,022)	981
Other income	398	80	318

Total other expense	(8,643)	(9,942)	1,299

Loss Before Income Taxes	(77,239)	(925,492)	848,253
Income tax benefit	(22,769)	(334,686)	311,917

Net Loss	$(54,470)	$(590,806)	$536,336

Diluted Earnings Per Average Common Share	$(0.56)	$(7.50)	$6.94

Basic Earnings Per Average Common Share	$(0.56)	$(7.50)	$6.94

Diluted Average Common Shares Outstanding	97,074	78,783	18,291

Basic Average Common Shares Outstanding	97,074	78,783	18,291

Dividends Per Common Share	$—	$0.02	$(0.02)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2016 and 2015

	Year-to-date
(in thousands, except per share data)	2016	2015	Change
Revenues
Oil, natural gas liquids and natural gas sales	$621,366	$763,261	$(141,895)
Gain (loss) on derivative instruments, net	(88,477)	115,293	(203,770)

Total revenues	532,889	878,554	(345,665)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	171,714	228,380	(56,666)
Production and ad valorem taxes	42,938	57,380	(14,442)
Depreciation, depletion and amortization	447,961	593,789	(145,828)
Asset impairment	220,652	1,292,308	(1,071,656)
Exploration	5,415	14,878	(9,463)
General and administrative (including non-cash stock based compensation of $19,641 and $12,910 for the years ended December 31, 2016, and 2015, respectively)	95,689	149,132	(53,443)
Accretion of discount on asset retirement obligations	6,672	7,108	(436)
Gain on sale of assets and other	(246,922)	(26,570)	(220,352)

Total operating costs and expenses	744,119	2,316,405	(1,572,286)

Operating Loss	(211,230)	(1,437,851)	1,226,621

Other Income (Expense)
Interest expense	(36,899)	(43,108)	6,209
Other income	978	223	755

Total other expense	(35,921)	(42,885)	6,964

Loss Before Income Taxes	(247,151)	(1,480,736)	1,233,585
Income tax benefit	(79,638)	(535,005)	455,367

Net Loss	$(167,513)	$(945,731)	$778,218

Diluted Earnings Per Average Common Share	$(1.77)	$(12.43)	$10.66

Basic Earnings Per Average Common Share	$(1.77)	$(12.43)	$10.66

Diluted Average Common Shares Outstanding	94,476	76,078	18,398

Basic Average Common Shares Outstanding	94,476	76,078	18,398

Dividends Per Common Share	$—	$0.08	$(0.08)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2016 and December 31, 2015

(in thousands)	December 31, 2016	December 31, 2015
ASSETS
Current Assets
Cash and cash equivalents	$386,093	$1,272
Accounts receivable, net	73,322	63,097
Inventories	14,222	11,255
Assets held for sale	—	93,739
Derivative instruments	50	56,963
Income tax receivable	27,153	8,376
Prepayments and other	5,071	11,638

Total current assets	505,911	246,340

Property, Plant and Equipment
Oil and natural gas properties, net	4,016,683	4,302,332
Other property and equipment, net	44,869	48,358

Total property, plant and equipment, net	4,061,552	4,350,690

Other postretirement assets	3,619	3,881
Other assets	8,741	10,245

TOTAL ASSETS	$4,579,823	$4,611,156

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	24,000	—
Accounts payable	65,031	64,742
Accrued taxes	7,252	5,801
Accrued wages and benefits	25,089	28,563
Accrued capital costs	79,988	79,206
Revenue and royalty payable	51,217	60,493
Liabilities related to assets held for sale	—	12,789
Pension liabilities	—	15,685
Derivative instruments	65,467	459
Other	20,160	19,783

Total current liabilities	338,204	287,521

Long-term debt	527,443	773,550
Asset retirement obligations	81,544	89,990
Noncurrent derivative instruments	3,006	—
Deferred income taxes	495,888	552,369
Other	13,136	11,866

Total liabilities	1,459,221	1,715,296

Total Shareholders’ Equity	3,120,602	2,895,860

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,579,823	$4,611,156

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2016 and 2015

	4th Quarter
(in thousands, except sales price and per unit data)	2016	2015	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$134,112	$140,505	$(6,393)
Natural gas liquids	14,068	12,240	1,828
Natural gas	14,812	15,006	(194)

Total	$162,992	$167,751	$(4,759)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(23,704)	$(92,484)	$68,780
Natural gas liquids	(5,914)	—	(5,914)
Natural gas	(5,712)	(11,586)	5,874

Total	$(35,330)	$(104,070)	$68,740

Closed gains (losses) on derivative instruments
Oil	$(12,380)	$115,519	$(127,899)
Natural gas	(762)	13,599	(14,361)

Total	$(13,142)	$129,118	$(142,260)

Total revenues	$114,520	$192,799	$(78,279)

Production volumes
Oil (MBbl)	2,944	3,584	(640)
Natural gas liquids (MMgal)	37.5	45.3	(7.8)
Natural gas (MMcf)	6,504	7,830	(1,326)

Total production volumes (MBOE)	4,920	5,967	(1,047)

Average daily production volumes
Oil (MBbl/d)	32.0	39.0	(7.0)
Natural gas liquids (MMgal/d)	0.4	0.5	(0.1)
Natural gas (MMcf/d)	70.7	85.1	(14.4)

Total average daily production volumes (MBOE/d)	53.5	64.9	(11.4)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$41.35	$71.44	$(30.09)
Natural gas liquids (per gallon)	$0.38	$0.27	$0.11
Natural gas (per Mcf)	$2.16	$3.65	$(1.49)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$45.55	$39.20	$6.35
Natural gas liquids (per gallon)	$0.38	$0.27	$0.11
Natural gas (per Mcf)	$2.28	$1.92	$0.36
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.90	$8.79	$(0.89)
Production and ad valorem taxes	$1.93	$1.94	$(0.01)
Depreciation, depletion and amortization	$21.02	$26.78	$(5.76)
Exploration expense	$0.74	$0.44	$0.30
General and administrative	$4.25	$9.18	$(4.93)
Capital expenditures	$154,455	$196,010	$(41,555)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2016 and 2015

	Year-to-Date
(in thousands, except sales price and per unit data)	2016	2015	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$521,017	$631,663	$(110,646)
Natural gas liquids	48,652	48,856	(204)
Natural gas	51,697	82,742	(31,045)

Total	$621,366	$763,261	$(141,895)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(57,148)	$(242,227)	$185,079
Natural gas liquids	(6,868)	—	(6,868)
Natural gas	(7,174)	(39,525)	32,351

Total	$(71,190)	$(281,752)	$210,562

Closed gains (losses) on derivative instruments
Oil	$(17,701)	$346,404	$(364,105)
Natural gas	414	50,641	(50,227)

Total	$(17,287)	$397,045	$(414,332)

Total revenues	$532,889	$878,554	$(345,665)

Production volumes
Oil (MBbl)	13,213	14,023	(810)
Natural gas liquids (MMgal)	163.5	170.7	(7.2)
Natural gas (MMcf)	27,204	35,604	(8,400)

Total production volumes (MBOE)	21,639	24,022	(2,383)

Average daily production volumes
Oil (MBbl/d)	36.1	38.4	(2.3)
Natural gas liquids (MMgal/d)	0.4	0.5	(0.1)
Natural gas (MMcf/d)	74.3	97.5	(23.2)

Total average daily production volumes (MBOE/d)	59.1	65.8	(6.7)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$38.09	$69.75	$(31.66)
Natural gas liquids (per gallon)	$0.30	$0.29	$0.01
Natural gas (per Mcf)	$1.92	$3.75	$(1.83)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$39.43	$45.04	$(5.61)
Natural gas liquids (per gallon)	$0.30	$0.29	$0.01
Natural gas (per Mcf)	$1.90	$2.32	$(0.42)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$7.93	$9.51	$(1.58)
Production and ad valorem taxes	$1.98	$2.39	$(0.41)
Depreciation, depletion and amortization	$20.70	$24.72	$(4.02)
Exploration expense	$0.25	$0.62	$(0.37)
General and administrative	$4.42	$6.21	$(1.79)
Capital expenditures	$582,898	$1,114,808	$(531,910)